Exhibit 99.1

INDEMNITY AGREEMENT [FORM FOR OFFICERS]

         THIS AGREEMENT is made and entered into this ___ day of ___________, 2007 ("Agreement"), by and between HERMAN MILLER, INC., a Michigan corporation ("Company"), and _____________ ("Indemnitee").

RECITALS

        Competent and experienced persons are increasingly reluctant to serve publicly-held corporations as officers unless they are protected through adequate insurance or indemnification against risks of claims and actions against them arising out of their service to the corporation.

        Obtaining adequate insurance has become impractical and the uncertainties relating to indemnification have increased the difficulty of attracting and retaining such persons as officers.

        The Company’s Board of Directors (the “Board”) has determined that it would be detrimental to the best interests of the Company’s stockholders if it were unable to attract and retain such persons as officers, and that the Company should act to assure them that they will be provided with adequate protection.

        The Board has further concluded that, to retain and attract such persons as officers and to encourage them to take the business risks necessary for the success of the Company, it is reasonable, prudent and necessary for the Company to obligate itself contractually to indemnify them and to assume for itself the liability for expenses and damages in connection with claims against them arising out of their service to the Company.

        The Company has also determined that the liability insurance coverage available to the Company is inadequate or unreasonably expensive, and the interests of the Company and its stockholders will best be served by protecting officers by a combination of such insurance as the Company may elect to obtain and by the indemnification provided in this Agreement.

        Indemnitee is willing to serve and continue to serve the Company as an officer, provided that he is indemnified as provided herein.

        NOW, THEREFORE, in consideration of the promises and the covenants contained herein, the Company and the Indemnitee agree as follows:

        1.        Definitions. For purposes of this Agreement:

        (a)        “Change in Control” means a change in control of the Company after the Effective Date of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A (or in response to any similar item on any similar schedule or form) promulgated under the Securities Exchange Act of 1934 (the “Act”), whether or not the Company is then subject to such reporting requirement; provided, however, that, without limitation, such a Change in Control shall be deemed to have occurred if after the Effective Date (i) any “person” (as such term is used in Sections 13(d) and 14(d) of the Act) is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Act), directly or indirectly, of securities of the Company representing 20 percent or more of the combined voting power of the Company’s then outstanding securities without the prior approval of at least two-thirds of the members of the Board in office immediately prior to such person attaining such percentage interest; (ii) the Company is a party to a merger, consolidation, sale of assets or other reorganization, or a proxy contest, as a consequence of which members of the Board in office immediately prior to such transaction or event constitute less than a majority of the Board thereafter; or (iii) during any period of two consecutive years, individuals who at the beginning of such period constituted the Board (including for this purpose any new director whose election or nomination for election by the Company’s stockholders was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of such period) cease for any reason to constitute at least a majority of the Board.

        (b)        “Corporate Position” means the position of a person as a director, officer, employee, agent or fiduciary of the Company or as a director, officer, partner, trustee, employee or agent of any other foreign or domestic corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, whether for profit or not, which such person is or was serving at the request of the Company.

(c) “Disinterested Director” means a director of the Company who is not a party, or threatened to be made a party, to the Proceeding in respect of which indemnification is sought by Indemnitee.

(d) “Effective Date” means the date of this Agreement.

        (e)        “Expenses” shall include all reasonable attorney fees, retainers, court costs, transcript costs, fees of experts, witness fees, travel expenses, duplicating costs, printing and binding costs, telephone charges, postage, delivery service fees, and all other disbursements or expenses of the types customarily incurred in connection with prosecuting, defending, preparing to prosecute or defend, investigating, or being or preparing to be a witness in a Proceeding.

        (f)        “Independent Counsel” means a law firm, or a member of a law firm, that is (i) experienced in matters of corporation law; (ii) is selected as set forth in Section 9(c) of this Agreement; and (iii) neither presently is, nor in the past five years has been, retained to represent (x) the Company or Indemnitee in any matter material to either such party, or (y) any other party to the Proceeding giving rise to a claim for indemnification hereunder. Notwithstanding the foregoing, the term “Independent Counsel” shall not include any person who, under the applicable standards of professional conduct then prevailing, would have a conflict of interest in representing either the Company or Indemnitee in an action to determine Indemnitee’s rights under this Agreement.

(g) “Independent Director” means a director who meets all the following requirements:

(i) is elected by the shareholders of the Company;

(ii) is designated as an independent director by the Board or the shareholders of the Company;

        (iii)        has at least five years of business, legal or financial experience or other equivalent experience as a senior executive, director, or attorney for a corporation with securities registered under Section 12 of the Act;

(iv) is not and during the three years prior to being designated as an independent director has not been any of the following:

x) an officer or employee of the Company or any affiliate of the Company;

        y)        engaged in any business transaction for profit or series of transactions for profit, including banking, legal or consulting services, involving more than $10,000 with the Company or any affiliate of the Company; or

z) an affiliate, executive officer, general partner or member of the immediate family of any person that had the status or engaged in a transaction described in subparagraphs x) or y);

(v) does not propose to enter into a relationship or transaction described in subdivision (iv) x) through z); and

(vi) does not have an aggregate of more than three years of service as a director of the Company, whether or not as an independent director.

        (h)        “Proceeding” includes any action, suit, arbitration, alternate dispute resolution mechanism, investigation, administrative hearing or any other proceeding, whether civil, criminal, administrative or investigative and whether formal or informal, except one initiated by an Indemnitee pursuant to Section 11 of this Agreement to enforce his rights under this Agreement.

        2.        Agreement to Serve. Indemnitee agrees to serve or continue to serve as an officer of or in other Corporate Positions with the Company. Indemnitee may at any time and for any reason resign from such position(s), subject to any other contractual obligation or any obligation imposed by operation of law. Nothing in this Agreement is intended to create any right in the Indemnitee to continue in any Corporate Position with the Company.

        3.        Indemnification — General. The Company shall advance Expenses to and indemnify the Indemnitee as provided in this Agreement and to the fullest extent permitted by applicable law in effect on the date hereof and to such greater extent as applicable law may thereafter from time to time permit.

        4.        Proceedings Other Than Proceedings by or in the Right of the Company. Indemnitee shall be entitled to the rights of indemnification provided herein if, by reason of his Corporate Position, he is, or is threatened to be made, a party to any threatened, pending or completed Proceeding, other than a Proceeding by or in the right of the Company. Pursuant to this Section 4, Indemnitee shall be indemnified against Expenses, judgments, penalties, fines and amounts paid in settlement actually and reasonably incurred by him or on his behalf in connection with such Proceeding or any claim, issue or matter therein.

        5.        Proceedings by or in the Right of the Company. Indemnitee shall be entitled to the rights of indemnification provided herein if, by reason of his Corporate Position, he is, or is threatened to be made, a party to any threatened, pending or completed Proceeding brought by or in the right of the Company to procure a judgment in its favor. Pursuant to this Section 5, Indemnitee shall be indemnified against Expenses and amounts paid in settlement actually and reasonably incurred by him or on his behalf in connection with such Proceeding, and, with respect to amounts paid in settlement provided that he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company or its shareholders. Notwithstanding the foregoing, no indemnification against Expenses or amounts paid in settlement shall be made in respect of any claim, issue or matter in such Proceeding as to which Indemnitee shall have been adjudged to be liable to the Company; provided, however, that indemnification against Expenses shall nevertheless be made by the Company in such event if and only to the extent that the Court in which such Proceeding shall have been brought or is pending, or another court of competent jurisdiction, shall determine.

        6.        Indemnification for Expenses of a Party Who is Wholly or Partly Successful. Notwithstanding any other provision of this Agreement, to the extent that Indemnitee is, by reason of his Corporate Position, a party to and is successful, on the merits or otherwise, in defense of any Proceeding, he shall be indemnified against all Expenses actually and reasonably incurred by him or on his behalf in connection therewith. If Indemnitee is not wholly successful in defense of such Proceeding, but is successful, on the merits or otherwise, in defense of one or more but less than all claims, issues or matters in such Proceeding, the Company shall indemnify Indemnitee against all Expenses actually and reasonably incurred by him or on his behalf in connection with each successfully resolved claim, issue or matter. For purposes of this Section 6 and without limitation, the termination of any claim, issue or matter in such a Proceeding by dismissal, with or without prejudice, shall be deemed to be a successful result as to such claim, issue or matter.

        7.        Indemnification for Expenses of a Witness. Notwithstanding any other provision of this Agreement, to the extent that Indemnitee is, by reason of his Corporate Position, a witness in any Proceeding, he shall be indemnified against all Expenses actually and reasonably incurred by him or on his behalf in connection therewith.

        8.        Advancement of Reasonable Expenses Prior to Final Disposition. The Company shall advance all reasonable Expenses incurred by or on behalf of Indemnitee in connection with any Proceeding, within twenty days after the receipt by the Company of a statement or statements from Indemnitee requesting such advance or advances from time to time, in advance of final disposition of such Proceeding if Indemnitee furnishes the Company a written undertaking, executed personally or on his behalf, to repay the advance if it is ultimately determined that he did not meet the above-referenced standard of conduct, if any.

        The undertaking required by the previous sentence must be an unlimited general obligation, but need not be secured. Determinations and evaluations of requests for advancement made pursuant to this Section 8 shall be made in the manner specified in Section 9 below.

        9.        Procedure for Determination of Entitlement to Indemnification.

        (a)        To obtain indemnification, including advancement of Expenses pursuant to Section 8, under this Agreement, Indemnitee shall submit to the Company a written request, including such documentation and information as is reasonably available to Indemnitee and is reasonably necessary to determine whether and to what extent Indemnitee is entitled to indemnification.

        (b)        Upon written request by Indemnitee for indemnification pursuant to Section 9(a) hereof, unless such indemnification was ordered by a court of competent jurisdiction, a determination, with respect to Indemnitee’s entitlement thereto, including whether he has met the applicable standards of conduct set forth herein, if any, and whether Expenses and amounts paid in settlement were reasonable, shall be made in each specific case:

        (i)        if a Change in Control shall have occurred, the determination shall be made by Independent Counsel, provided that the Indemnitee shall have the right to direct that such determination be made by the Board or the stockholders, in which case it shall so be made in the manner provided in the following subparagraph (ii);

        (ii)        if a Change in Control shall not have occurred, the determination shall be made (A) by the Board by a majority vote of a quorum consisting of Disinterested Directors, or (B) if a quorum of Disinterested Directors is not obtainable by majority vote of a committee consisting solely of two or more Disinterested Directors duly appointed by the Board, or (C) by Independent Counsel, or (D) by the stockholders of the Company, but shares held by directors, officers, employees, or agents who are parties or threatened to be made parties to the Proceeding may not be voted, or (E) by unanimous vote of all Disinterested Directors who are Independent Directors.

If it is so determined that Indemnitee is entitled to indemnification, payment to Indemnitee shall be made within ten (10) days after such determination. Any costs or expenses (including attorney fees and disbursements) incurred by Indemnitee in connection with the making of such determination shall be borne by the Company (irrespective of the determination as to Indemnitee’s entitlement to indemnification) and the Company hereby indemnifies and agrees to hold Indemnitee harmless therefrom. A determination by the Independent Counsel shall be expressed in written opinion to the Board, a copy of which shall be delivered to Indemnitee.

        (c)        If the determination of entitlement to indemnification is to be made by Independent Counsel, the Independent Counsel shall be selected (i) by the Board by a majority vote of a quorum consisting of Disinterested Directors, or (ii) if a quorum of Disinterested Directors is not obtainable by majority vote of a committee consisting solely of two or more Disinterested Directors duly appointed by the Board, or (iii) if a quorum of the Board cannot be obtained under (i) and a committee cannot be designated under (ii), by the Board; The Company shall advise the Indemnitee in writing of the identity of the Independent Counsel so selected. The Company shall pay any and all reasonable fees and expenses incurred by such Independent Counsel and otherwise incident to the procedures of this Section 9.

        (d)        In the designation of a committee pursuant to Sections 1(f)(ii)(y) or 9(b)(ii)(B) above, or in the selection of Independent Counsel pursuant to the provisions of Section 9(c)(iii), all directors on the Board may participate.

        10.        Presumptions and Effect of Certain Proceedings.

        (a)        If a Change in Control shall have occurred, the person or persons making a determination with respect to entitlement to indemnification shall presume that Indemnitee is entitled to indemnification under this Agreement, and the Company shall have the burden of proof to overcome that presumption.

        (b)        If the person or persons empowered or selected to determine whether Indemnitee is entitled to indemnification shall not have made a determination within sixty (60) days after being selected or empowered to do so (or within ninety [90] days thereafter, if such determination is to be made by the stockholders), the requisite determination of entitlement to indemnification shall be deemed to have been made and Indemnitee shall be entitled to such indemnification, unless such indemnification is prohibited under applicable law.

        (c)        The termination of any Proceeding or of any claim, issue or matter therein, by judgment, order, settlement or conviction, or upon a plea of nolo contendere or its equivalent, shall not of itself adversely affect the right of Indemnitee of indemnification or create a presumption that Indemnitee did not act in good faith and in manner which he reasonably believed to be in or not opposed to the best interests of the Company or its shareholders or, with respect to any criminal Proceeding, that Indemnitee had reasonable cause to believe that his conduct was unlawful.

        11.        Remedies of Indemnitee.

        (a)        The Indemnitee shall be entitled to an adjudication of his right to indemnification or to the advancement of Expenses. Such adjudication shall take place either, at Indemnitee’s option, by any court of competent jurisdiction, or by a single arbitrator in an arbitration conducted pursuant to the rules of the American Arbitration Association. The matters subject to adjudication shall include, without limitation:

(i) a determination has been made pursuant to Section 9 that the Indemnitee is not entitled to indemnification;

(ii) advancement of Expenses is not timely made pursuant to Section 8;

(iii) the determination of his entitlement to indemnification is not timely made pursuant to Section 9; or

(iv) payment of indemnification is not timely made pursuant to Section 6 or after a determination has been made that Indemnitee is entitled to indemnification.

The Company shall not oppose Indemnitee’s right to seek any such adjudication, whether in a court or in arbitration.

        (b)        If a determination shall have been made that Indemnitee is not entitled to indemnification, any judicial proceeding or arbitration commenced pursuant to this Section 11 shall be conducted in all respects as a de novo trial, or arbitration, on the merits and Indemnitee shall not be prejudiced by reason of that adverse determination. If a Change in Control shall have occurred, in any judicial proceeding or arbitration commenced pursuant to this Section 11 the Company shall have the burden or proving that Indemnitee is not entitled to indemnification or advancement of Expenses, as the case may be.

        (c)        If a determination shall have been made that Indemnitee is entitled to indemnification, the Company shall be bound by such determination in any judicial proceeding or arbitration commenced pursuant to this Section 11, unless such indemnification is prohibited under applicable law.

        (d)        The Company shall be precluded from asserting in any judicial proceeding or arbitration commenced pursuant to this Section 11 that the procedures and presumptions of this Agreement are not valid, binding and enforceable and shall stipulate in any such court or before any such arbitrator that the Company is bound by all the provisions of this Agreement.

        (e)        If Indemnitee, pursuant to this Section 11, seeks a judicial adjudication of or an award in arbitration to enforce his rights under, or to recover damages for breach of, this Agreement, Indemnitee shall be entitled to recover from the Company, and shall be indemnified by the Company against, any and all expenses (of the types described in the definition of Expenses) actually and reasonably incurred by him in such judicial adjudication or arbitration, but only if he prevails therein. If it shall be determined in the judicial adjudication or arbitration that Indemnitee is entitled to receive part but not all of the indemnification or advancement or expenses sought, the expenses incurred by Indemnitee in connection with such judicial adjudication or arbitration shall be appropriately prorated between the Company and the Indemnitee.

        12.        Non-exclusivity; Survival of Rights; Insurance; Subrogation.

        (a)        The rights of indemnification and to receive advancement of Expenses as provided by this Agreement shall not be deemed exclusive of any other rights to which Indemnitee may at any time be entitled under applicable law, the Articles of Incorporation, the Bylaws, any agreement, a vote of stockholders, a resolution of this Agreement or any provision hereof shall be effective as to any Indemnitee with respect to any action taken or omitted by such Indemnitee in his Corporate Position prior to such amendment, alteration or termination.

        (b)        To the extent that the Company maintains an insurance policy or policies providing liability insurance for directors, officers, employees, agents or fiduciaries of the Company or of any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise which such person serves at the request of the Company, Indemnitee shall be covered by such policy or policies in accordance with its or their terms to the maximum extent of the coverage available for any such director, officer, employee or agent under such policy or policies.

        (c)        If the Company makes any payment under this Agreement, the Company shall be subrogated to the extent of such payment to all of the rights of recovery of Indemnitee, who shall execute all papers required and take all action necessary to secure such rights, including execution of such documents as are necessary to enable the Company to bring suit to enforce such rights.

        (d)        The Company shall not be liable under this Agreement to make any payment of amounts otherwise indemnifiable hereunder if and to the extent that Indemnitee has otherwise actually received such payment under any insurance policy, contract, agreement or otherwise. The total amount of Expenses advanced or indemnified from all sources combined shall not exceed the amount of actual Expenses incurred by the Indemnitee.

        13.        Duration of Agreement. This Agreement shall continue until and terminate upon the later of (a) ten (10) years after the date that Indemnitee shall have ceased to serve in a Corporate Position, or (b) the final termination of all pending Proceedings in respect of which Indemnitee is granted rights of indemnification or advancement of Expenses hereunder and of any proceeding commenced by Indemnitee pursuant to Section 11 of this Agreement relating thereto.

        14.        Binding Effect. This Agreement shall be binding upon the Company, its successors and assigns and shall inure to the benefit of Indemnitee, his personal representatives, heirs, executors and administrators.

        15.        Severability. If any provision or provisions of this Agreement shall be held to be invalid, illegal or unenforceable for any reason whatsoever: (a) the validity, legality and enforceability of the remaining provisions of this Agreement (including without limitation, each portion of any Section of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that is not itself invalid, illegal, or unenforceable) shall not in any way be affected or impaired thereby; and (b) to the fullest extent possible, the provisions of this Agreement (including, without limitation, each portion of any Section of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that is not itself invalid, illegal or unenforceable) shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable, and to give effect to Section 16 hereof.

        16.        Interpretation of Agreement. It is understood that the parties hereto intend this Agreement to be interpreted and enforced so as to provide indemnification to the Indemnitee to the fullest extent now or hereafter permitted by law.

        17.        Exception to Right of Indemnification or Advancement of Expenses. Notwithstanding any other provision of this Agreement, Indemnitee shall not be entitled to indemnification or advancement of Expenses under this Agreement with respect to any Proceeding, or any claim therein, brought or made by him against the Company, except as provided in Section 11.

        18.        Identical Counterparts. This Agreement may be executed in one or more counterparts, each of which shall for all purposes be deemed to be an original but all of which together shall constitute one and the same Agreement.

        19.        Headings. The headings of the paragraphs of this Agreement are inserted for convenience only and shall not be deemed to constitute part of this Agreement or to affect the construction thereof.

        20.        Modification and Waiver. No supplement, modification or amendment of this Agreement shall be binding unless executed in writing by both of the parties hereto. No Waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions hereof (whether or not similar), nor shall such waiver constitute a continuing waiver.

        21.        Notice by Indemnitee. Indemnitee agrees promptly to notify the Company in writing upon being served with any summons, citation, subpoena, complaint, indictment, information or other document relating to any Proceeding or matter which may be subject to indemnification or advancement of Expenses covered hereunder.

        22.        Notices. All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given (a) if delivered by hand and receipted for by the party to whom said notice or other communication shall have been directed, or (b) if mailed by certified or registered mail with postage prepaid, on the third business day after the date on which it is so mailed:

If to Indemnitee:	To the address set forth under his signature at the end of this Agreement

If to the Company:	Herman Miller, Inc. 85r East Main Avenue Zeeland, MI 49464 Attn.: Vice President & General Counsel

or such other address as may have been furnished by either party to the other.

        23.        Governing Law. The parties agree that this Agreement shall be governed by and construed and enforced in accordance with the laws of the state of Michigan.

        24.        Pronouns. Use of the masculine pronoun shall be deemed to include use of the feminine pronoun where appropriate.

        IN WITNESS WHEREOF, the parties hereto have executed this Agreement the day and year first above written.

HERMAN MILLER, INC. By: —————————————— Brian Walker President and CEO

INDEMNITEE: ———————————————— ———————————————— ————————————————